UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2022

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Equity Distribution Agreement for common stock

On November 4, 2022, Global Net Lease, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Equity Distribution Agreement dated February 28, 2019, as amended on May 9, 2019, June 21, 2019, November 12, 2019, March 19, 2021, November 5, 2021, February 25, 2022, and August 5, 2022 (the “Equity Distribution Agreement”), among the Company and Global Net Lease Operating Partnership, L.P. (the “Operating Partnership”), on the one hand, and Capital One Securities, Inc., Mizuho Securities USA LLC, B. Riley Securities, Inc., KeyBanc Capital Markets Inc., BMO Capital Markets Corp., SMBC Nikko Securities America, Inc., JMP Securities LLC, Ladenburg Thalmann & Co. Inc., Barclays Capital Inc., Huntington Securities, Inc., SG Americas Securities, LLC, Credit Suisse Securities (USA) LLC, Comerica Securities, Inc. and Synovus Securities, Inc. (collectively, the “Agents”) in connection with the Company filing a new shelf registration statement on Form S-3, in order to amend the maximum aggregate sales price of the Company’s common stock, $0.01 par value per share (“Common Stock”), that may be offered and sold from time to time by the Company pursuant to the Equity Distribution Agreement. Following the Amendment, the aggregate maximum offering price on the Company’s new prospectus supplement dated as of November 4, 2022 for its “at the market” equity offering program is $285,000,000, in addition to the approximately $218,000,000 previously sold under our expiring registration statement filed on Form S-3 (No. 333-234631) and the approximately $110,000,000 sold under our expired registration statement on Form S-3 (No. 333-214579).

Certain of the Agents or their affiliates are or have been lenders under the Company’s credit facility and other loans, agents under the Company’s prior “at the market” equity offering program for its 7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”), 6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“Series B Preferred Stock”) or counterparties with respect to certain of the Company’s derivative contracts.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Amendment in this Item 1.01 is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Amendment to Equity Distribution Agreement for Series B Preferred Stock

On November 4, 2022, Global Net Lease, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Equity Distribution Agreement dated December 13, 2019, as amended on August 6, 2021 (the “Equity Distribution Agreement”), among the Company and Global Net Lease Operating Partnership, L.P. (the “Operating Partnership”), on the one hand, and BMO Capital Markets Corp., B. Riley Securities, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc. and Barclays Capital Inc. (collectively, the “Agents”) in connection with the Company filing a new shelf registration statement on Form S-3, in order to amend the maximum aggregate sales price of the Company’s Series B Preferred Stock that may be offered and sold from time to time by the Company pursuant to the Equity Distribution Agreement, and other related matters. Following the Amendment, the aggregate maximum offering price on the Company’s new prospectus supplement dated as of November 4, 2022 for its “at the market” equity offering program is $170,000,000, in addition to the approximately $32,000,000 previously sold under our expiring registration statement filed on Form S-3 (No. 333-234631).

Certain of the Agents or their affiliates are or have been lenders under the Company’s credit facility and other loans, agents under the Company’s prior “at the market” equity offering program for its Common Stock, Series A Preferred Stock or counterparties with respect to certain of the Company’s derivative contracts.

A copy of the Amendment is filed as Exhibit 1.2 to this Current Report on Form 8-K, and the description of the material terms of the Amendment in this Item 1.01 is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
1.1	Amendment No. 8, dated as of November 4, 2022, to Equity Distribution Agreement, dated February 28, 2019, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., Capital One Securities, Inc., Mizuho Securities USA LLC, B. Riley Securities, Inc., KeyBanc Capital Markets Inc., BMO Capital Markets Corp., SMBC Nikko Securities America, Inc., JMP Securities LLC, Ladenburg Thalmann & Co. Inc., Barclays Capital Inc., Huntington Securities, Inc., Credit Suisse Securities (USA) LLC, Synovus Securities, Inc., Comerica Securities, Inc. and SG Americas Securities, LLC.
1.2	Amendment No. 2, dated as of November 4, 2022, to Equity Distribution Agreement, dated December 13, 2019, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., B. Riley Securities, Inc., KeyBanc Capital Markets Inc., BMO Capital Markets Corp., Ladenburg Thalmann & Co. Inc. and Barclays Capital Inc.
5.1	Opinion of Venable LLP in regards to the Equity Distribution Agreement for common stock
5.2	Opinion of Venable LLP in regards to the Equity Distribution Agreement for Series B Preferred Stock
23.1	Consent of Venable LLP in regards to the Equity Distribution Agreement for common stock (included in Exhibit 5.1)
23.2	Consent of Venable LLP in regards to the Equity Distribution Agreement for Series B Preferred Stock (included in Exhibit 5.2)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: November 4, 2022	By:	/s/ James L. Nelson
		Name:	James L. Nelson
		Title:	Chief Executive Officer and President